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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 25, 1998 appearing on page 45 of American Bankers Insurance Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Miami, Florida
February 15, 1999